AMENDMENT AGREEMENT NO. 1 TO PURCHASE AGREEMENT

THIS AMENDMENT AGREEMENT NO. 1 is made and entered into the 2nd day of November, 2007, by and between DANIEL K. DONKEL, SAMUEL H. CADE (hereinafter collectively referred to as "Sellers"), FOX PETROLEUM (ALASKA), INC. (hereinafter called "Buyer"), and FOX PETROLEUM INC.

WHEREAS:

A. The Sellers and the Buyer have entered into an agreement titled "Purchase Agreement (North Slope Leases)" (hereinafter called "Purchase Agreement") whereby the Buyer agreed to acquire certain State of Alaska oil and gas leases from the Sellers for $850,000.00;

B. As a portion of the purchase price, the Buyer was to pay 400,000 shares of common stock of Fox Petroleum Inc., even though Fox Petroleum Inc. was not a party to the Purchase Agreement;

C. Therefore, the Sellers, the Buyer, and Fox Petroleum Inc. (hereinafter collectively referred to as "Parties") wish to amend the Purchase Agreement by adding Fox Petroleum Inc. to a party to the Purchase Agreement;

D. Furthermore, 400,000 shares of common stock of Fox Petroleum Inc. (the "Shares") were to be delivered to Samuel H. Cade on or before October 25, 2007, but the Shares are not yet issued and delivered; and

E. Therefore, the Parties wish to change the date that the Shares are to be delivered.

     NOW THEREFORE, in consideration of the mutual covenants herein contained, and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereto agree as follows:

1. FOX PETROLEUM INC.

1.1 The introductory paragraph of the Purchase Agreement is hereby deleted and the following substituted therefor:

"THIS AGREEMENT, dated effective as of October 10, 2007, is between DANIEL K. DONKEL ("Donkel") and SAMUEL H. CADE ("Cade")(hereinafter collectively referred to as "Sellers"), FOX PETROLEUM (ALASKA), Inc.(hereinafter called "Buyer") and FOX PETROLEUM INC."

2. AMENDMENT TO SECTION 2

2.1 Section 2 of the Purchase Agreement is hereby amended by replacing "the Buyer" with "the Buyer and Fox Petroleum Inc.".

3. AMENDMENT TO SECTION 3

3.1 Section 3 of the Purchase Agreement is hereby deleted and the following substituted therefor:

3.	Payment of Purchase Price.

(a)(1) The Purchase Price as set forth in Section 2 above shall be paid by the Buyer in installments on the following dates and in the indicated amounts:

On or before Wednesday, October 25, 2007, the following shall be paid:

$75,000 in cash or certified funds, and

On or before Friday, November 2, 2007, $125,000 in cash or certified funds shall be paid; and

On or before Friday, December 7, 2007, the remaining $50,000 in cash or certified funds shall be paid.

(a)(2) The Purchase Price as set forth in Section 2 above shall be paid by Fox Petroleum Inc. on the following date and in the indicated amount:

On or before Friday, November 9, 2007, the following shall be paid:

400,000 shares of common stock of Fox Petroleum Inc. (the "Shares") shall be issued in the name of Samuel H. Cade (shares have an agreed value of $600,000.00) and the subject stock certificate evidencing such shares delivered to Cade.

     (b) Buyer shall deliver each of the installments of the Purchase Price as set forth in subparagraph (a)(1) above by wire transfer in immediately available funds to an escrow account established by the accounting firm of Ryan, Gunsauls & O’Donnell (the "Escrow Agent") exclusively for this transaction. The wire transfer instructions are as follows:

Citywide Bank
ABA # 107 001 070
For credit to Ryan Gunsauls & O’Donnell, P.C.
Account # 211 008 790

     (c) Buyer shall have the right to prepay any installment amount, but not a lesser amount, provided that such prepayment shall not defer or postpone the scheduled date of payment for any remaining installment payment provided for herein.

4. BALANCE OF TERMS

4.1 All other terms of the Purchase Agreement shall remain in full force and effect.

4.2 In the event of any conflict in the terms of this Amendment with the terms of the Purchase Agreement, the terms of this Amendment shall govern and control.

5. COUNTERPART EXECUTION

5.1 For the sake of simplicity in execution, this Amendment Agreement may be executed by original or telefax signature in any number of counterparts, each of which shall be deemed an original hereof. All counterparts of this Amendment Agreement which are executed by telefax signature shall be valid and binding as original signatures for all purposes (evidentiary or otherwise).

IN WITNESS WHEREOF. the parties hereto have executed this Amendment Agreement as of the date first written above.

SELLERS:	BUYER:

/s/ Daniel K. Donkel	FOX PETROLEUM (ALASKA), INC.
DANIEL K. DONKEL

/s/ Samuel H. Cade	By:	/s/ Alexander Craven
SAMUEL H. CADE		Alexander Craven
President

FOX PETROLEUM INC.

By:	/s/ Richard Moore
Richard Moore
President and Chief Executive Officer

ESCROW AGENT AGREES TO THE TERMS SET FORTH IN SECTION 3 OF THE FOREGOING AMENDMENT NO. 1 TO PURCHASE AGREEMENT:

RYAN GUNSAULS & O’DONNELL

By:	/s/ Douglas Barr
Douglas Barr